                                                                  EXHIBIT 99.10


DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

28-Jun-02                   Summary Of Bank,Investment &           Attachment 1
3:37 PM                         Petty Cash Accounts
Summary                     AMCV Cruise Operations, Inc.              UNAUDITED
AMCV Cruise                   Case No: 01-10967 (JCA)
Operations, Inc               For Month Of May, 2002


                                             Balances
                                   ------------------------------         Receipts &               Bank
                                      Opening          Closing          Disbursements            Statements           Account
Account                            As Of 5/01/02    As Of 5/31/02          Included               Included          Reconciled
-------                            -------------    -------------       -------------            ----------         ----------
AHC - Certificate Of Deposit *       25,000.00        25,000.00           Yes                     No - Not           Yes
Bank One                                                                                          Concentration
Account # - 880058451981                                                                          Account

AHC - Certificate Of Deposit *       25,000.00        25,000.00           Yes                     No - Not           Yes
Bank One                                                                                          Concentration
Account # - 880058452369                                                                          Account

AMCV Cruise Ops                      50,533.47         5,116.69           Yes                     Yes                Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan               247,130.24             0.00           Yes                     No - Not           Yes
LaSalle Bank                                                                                      Concentration
Account # - 62-8766-40-4                                                                          Account

American Classic Voyages                  0.00             0.00           No -                    No -               No -
Fleet Bank                                                                Account                 Account            Account
Account # - 941-9148945                                                   closed                  closed             closed

New Orleans Office                    7,079.27           825.45           Yes                     Not A Bank         Yes
Petty Cash                                                                                        Account

* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

24-Jun-02                     Receipts & Disbursements           Attachment 2-1
4:54 PM                    AMCV Cruise Operations, Inc.
R&D - Bank One -             Case No: 01-10967 (JCA)                  UNAUDITED
AHC CD (86)                         Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058451981
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                  25,000.00



Receipts



                                  ---------
                                       0.00            Total Receipts


Disbursements



                                  ---------
                                       0.00            Total Disbursements



Closing Balance - 31 May 02
                                  25,000.00

24-Jun-02                     Receipts & Disbursements           Attachment 2-2
4:54 PM                    AMCV Cruise Operations, Inc.
R&D - Bank One -             Case No: 01-10967 (JCA)                  UNAUDITED
AHC CD (87)                        Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058452369
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                  25,000.00



Receipts



                                  ---------
                                       0.00            Total Receipts


Disbursements



                                  ---------
                                       0.00            Total Disbursements



Closing Balance - 31 May 02
                                  25,000.00

24-Jun-02                     Receipts & Disbursements           Attachment 2-3
5:09 PM                    AMCV Cruise Operations, Inc.
R&D - First Union            Case No: 01-10967 (JCA)                  UNAUDITED
AMCV Cruise Ops                    First Union
Master Cash                AMCV Cruise Ops Master Cash
                           Account # - 2090002602362
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                   50,533.47


Receipts
                                    3,243.68             Misc Deposits

                                  247,395.77             From AMCV Cruise Ops - LaSalle Bank -
                                                         Gohagan Escrow - Account (62-8766-40-4)



                                 -----------
                                  250,639.45             Total Receipts


Disbursements

                                 (296,000.00)            To The Delta Queen Steamboat Co. - Hibernia -
                                                         DQSC Master Cash - Account (812-395-335)
                                                         Returned Deposits
                                      (56.23)            Bank Fees

                                 -----------
                                 (296,056.23)            Total Disbursements


Closing Balance - 31 May 02
                                    5,116.69

1-Jul-02                        Receipts & Disbursements         Attachment 2-4
12:22 PM                     AMCV Cruise Operations, Inc.
R&D - LaSalle                  Case No: 01-10967 (JCA)                UNAUDITED
AMCV Escrow - Gohagan                LaSalle
                             AMCV Escrow - Gohagan
                            Account # - 62-8766-40-4
                              1 May 02 - 31 May 02


Opening Balance - May 02
                                     247,130.24


Receipts
                                         265.53      Interest Earned



                                    -----------
                                         265.53      Total Receipts


Disbursements

                                    (247,395.77)     To AMCV Cruise Ops - First Union National Bank -
                                                     AMCV Cruise Ops - Account (2090002602362)



                                    -----------
                                    (247,395.77)     Total Disbursements



Closing Balance - 31 May 02
                                           0.00

28-Jun-02                     Receipts & Disbursements           Attachment 2-5
4:30 PM                     AMCV Cruise Operations, Inc.
R&D - NOLA                    Case No: 01-10967 (JCA)                 UNAUDITED
Petty Cash                  New Orleans-Weston Offices
                                   Petty Cash
                                 Account # - NA
                              1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                         7,079.27


Receipts



                                         --------
                                             0.00      Total Receipts


Disbursements

                                           (60.00)     Cleaning - Weston
                                           (27.81)     Misc Supplies - Weston
                                          (591.00)     MQ Lay-Up - Per Diem



                                         --------
                                          (678.81)     Total Disbursements



Closing Balance - 31 May 02
                                           825.45


* $5,575.01 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:30:31
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=15 (AMCV OPS)


                                         PTD-Actual
                                         31-May-02
                                        ------------

Revenue
Gross Revenue                                   0.00
Allowances                                      0.00
                                        ------------
Net Revenue                                     0.00

Operating Expenses
Air                                             0.00
Hotel                                           0.00
Commissions                                     0.00
Onboard Expenses                                0.00
Passenger Expenses                              0.00
Vessel Expenses                                 0.00
Layup/Drydock Expense                           0.00
Vessel Insurance                                0.00
                                        ------------
Total Operating Expenses                        0.00

                                        ------------
Gross Profit                                    0.00

SG&A Expenses
General and Admin Expenses                192,636.82
Sales & Marketing                          51,604.80
Start-Up Costs                            (13,690.01)
                                        ------------
Total SG&A Expenses                       230,551.61

                                        ------------
EBITDA                                   (230,551.61)

Depreciation                               40,575.70

                                        ------------
Operating Income                         (271,127.31)

Other Expense/(Income)
Interest Income                                 0.00
Interest Expense                            1,480.42
Equity in Earnings for Sub                559,254.47
Reorganization expenses                 8,123,319.14
Other expense                             (44,597.80)
                                        ------------
Total Other Expense/(Income)            7,520,947.29

                                        ------------
Net Pretax Income/(Loss)               (7,792,074.60)

Income Tax Expense                              0.00

                                        ------------
Net Income/(Loss)                      (7,792,074.60)
                                        ============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:37
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=15 (AMCV OPS)


                                              YTD-Actual                  YTD-Actual
                                               31-May-02                  22-Oct-01
                                             --------------             --------------

ASSETS

Cash and Equivalent                             (386,495.50)              1,723,947.86

Restricted Cash                                        0.00                 219,000.00

Marketable Securities                             50,000.00                  50,000.00

Accounts Receivable                                    0.00                  99,684.62

Inventories                                            0.00                       0.00

Prepaid Expenses                                 266,396.15                 522,662.13

Other Current Assets                              20,942.96                   1,750.00

                                             --------------             --------------
Total Current Assets                             (49,156.39)              2,617,044.61


Fixed Assets                                           0.00               9,371,627.23

Accumulated Depreciation                               0.00                (453,764.30)

                                             --------------             --------------
Net Fixed Assets                                       0.00               8,917,862.93


Net Goodwill                                           0.00                       0.00

Intercompany Due To/From                      (3,285,979.55)              2,150,807.43

Net Deferred Financing Fees                            0.00                       0.00

Net Investment in Subsidiaries                61,432,034.49              66,329,274.35

                                             --------------             --------------
Total Other Assets                            58,146,054.94              68,480,081.78

                                             --------------             --------------
Total Assets                                  58,096,898.55              80,014,989.32
                                             ==============             ==============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:37
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=15 (AMCV OPS)


                                              YTD-Actual                  YTD-Actual
                                               31-May-02                  22-Oct-01
                                             --------------             --------------

LIABILITIES

Accounts Payable                                 104,083.99                   5,363.60

Accrued Liabilities                               91,122.51                 289,488.87

Deposits                                               0.00                       0.00

                                             --------------             --------------
Total Current Liabilities                        195,206.50                 294,852.47


Long Term Debt                                         0.00                       0.00

Other Long Term Liabilities                            0.00                       0.00

                                             --------------             --------------
Total Liabilities                                195,206.50                 294,852.47


OTHER

Liabilities Subject to Compromise             29,494,619.30              32,307,000.02

                                             --------------             --------------
Total Other                                   29,494,619.30              32,307,000.02


OWNER'S EQUITY

Common Stock                                      10,440.25                  10,440.25

Add'l Paid In Capital                        112,772,392.56             112,772,392.56

Current Net Income (Loss)                    (16,614,626.49)            (37,037,717.81)

Retained Earnings                            (67,761,133.57)            (28,331,978.17)

                                             --------------             --------------
Total Owner's Equity                          28,407,072.75              47,413,136.83

                                             --------------             --------------
Total Liabilities & Equity                    58,096,898.55              80,014,989.32
                                             ==============             ==============

AMCV Cruise                       ATTACHMENT 6                   01-10967 (JCA)
Operations                    Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                            BEGINNING                                               ENDING
AFFILIATE NAME                            CASE NUMBER        BALANCE            DEBITS           CREDITS           BALANCE
American Classic Voyages Co.              01-10954        (80,160,257.79)    34,775,601.97     3,309,287.47     (48,693,943.29)
AMCV Holdings, Inc.                       01-10973           (638,723.36)           585.00               --        (638,138.36)
The Delta Queen Steamboat Co.             01-10970       (102,596,577.85)     4,200,700.81    35,468,776.66    (133,864,653.70)
DQSB II, Inc.                             01-10974              2,330.40                --               --           2,330.40
Great AQ Steamboat, L.L.C.                01-10960         22,850,855.07          7,586.89               --      22,858,441.96
Great Pacific NW Cruise Line, L.L.C.      01-10977          9,424,393.70          4,761.08               --       9,429,154.78
Great River Cruise Line, L.L.C.           01-10963          9,437,391.08          8,109.72         1,721.18       9,443,779.62
Great Ocean Cruise Line, L.L.C.           01-10959         21,632,478.01        456,903.90        55,608.50      22,033,773.41
Cruise America Travel, Incorporated       01-10966          4,057,639.67            478.50           953.02       4,057,165.15
Delta Queen Coastal Voyages, L.L.C.       01-10964           (190,721.38)               --               --        (190,721.38)
Cape Cod Light, L.L.C.                    01-10962          3,950,183.20                --               --       3,950,183.20
Cape May Light, L.L.C.                    01-10961          8,119,626.84          4,307.93               --       8,123,934.77
Project America, Inc.                     N/A              (4,501,177.23)               --               --      (4,501,177.23)
Oceanic Ship Co.                          N/A              57,683,638.00          4,605.12               --      57,688,243.12
Project America Ship I, Inc.              N/A                 111,968.41                --               --         111,968.41
Ocean Development Co.                     01-10972          1,559,238.61                --               --       1,559,238.61
Great Hawaiian Cruise Line, Inc.          01-10975            (22,292.97)               --               --         (22,292.97)
Great Hawaiian Properties Corporation     01-10971         (6,116,875.06)               --               --      (6,116,875.06)
American Hawaii Properties Corporation    01-10976          5,188,990.02                --               --       5,188,990.02
Great Independence Ship Co.               01-10969         36,656,636.93                --               --      36,656,636.93
CAT II, Inc.                              01-10968          9,637,982.06                --               --       9,637,982.06
                                                         ---------------     -------------    -------------    ---------------
                                                           (3,913,273.64)    39,463,640.92    38,836,346.83      (3,285,979.55)
                                                         ===============     =============    =============    ===============

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

ACCOUNTS PAYABLE          AMCV CRUISE OPERATIONS, INC.    CASE # 01-10967 (JCA)
TRIAL BALANCE               ACCOUNTS PAYABLE DETAIL
AS OF MAY 31, 2002           AS OF MAY 31, 2002
                               ATTACHMENT #8
LIABILITY ACCOUNT:
15-000-220102-00000


SUPPLIER NAME                   INVOICE NUMBER        INVOICE DATE    AMOUNT     REMAINING AMOUNT      INVOICE DESCRIPTION
-------------                   --------------        ------------    ------     ----------------      -------------------

BELLSOUTH                      042802 6892             28-Apr-02    $   121.95     $    121.95     601 M23 6892 892
                               042802 3363             28-Apr-02    $ 2,378.11     $  2,378.11     504 M83 3363 363
                               051102 4300             11-May-02    $ 1,807.19     $  1,807.19     954 660-4300 002 1807
                               Total for Supplier :                 $ 4,307.25     $  4,307.25

BENTON COUNTY TRUSTEE          123101                  31-Dec-01    $ 1,549.91     $  1,549.91     PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE           123101B                 31-Dec-01    $ 1,704.40     $  1,704.40     BILL NUMBER 145214
                               123101A                 31-Dec-01    $ 1,963.66     $  1,963.66     BILL NUMBER 145375
                               Total for Supplier :                 $ 3,668.06     $  3,668.06

BOARD OF COMMISSIONERS         248229                  28-May-02    $   269.55     $    269.55     WATER METER 2/21-3/20/02

BOB PATTERSON, TRUSTEE         123101B                 31-Dec-01    $ 7,025.24     $  7,025.24     FOLIO NUMBER 6BL-0004-0-00000-0
                               123101A                 31-Dec-01    $ 5,059.38     $  5,059.38     FOLIO NUMBER 1BL-0004-0-00000-0
                               Total for Supplier :                 $12,084.62     $ 12,084.62

CALIAN, PHILLIP                51602                   16-May-02    $   142.18     $    142.18     T&E 5/8-16/02

CARL E. LEVI,
  CITY TREASURER               123101                  31-Dec-01    $ 1,400.93     $  1,400.93     BILL#76013

CHARLIE CALDWELL,
  TRUSTEE                      123101B                 31-Dec-01    $ 2,807.17     $  2,807.17     ACCOUNT NUMBER 000000516
                               123101A                 31-Dec-01    $ 2,459.26     $  2,459.26     ACCOUNT NUMBER 000000340
                               Total for Supplier :                 $ 5,266.43     $  5,266.43

CITY OF PORTLAND               123101                  31-Dec-01    $   100.00     $    100.00     AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR             123101                  31-Dec-01    $    51.77     $     51.77     PROPERTY ADDRESS BL000400

COMMTECH INDUSTRIES            CTII 2002-01456         30-Apr-02    $   690.20     $    690.20

COUNTY TRUSTEE                 123101                  31-Dec-01    $ 1,299.20     $  1,299.20     PROPERTY ADDRESS BL000400

DCC SERVICES                   853                     30-Apr-02    $   450.00     $    450.00

DECATUR COUNTY TRUSTEE         123101                  31-Dec-01    $   991.66     $    991.66     PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE
  AND TAXATION                 123101A                 31-Dec-01    $    10.00     $     10.00     PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE         123101                  31-Dec-01    $   166.48     $    166.48     PROPERTY ADDRESS BL000400

DIRECTV                        0037-006279444          17-May-02    $       --     $    113.75     #006279444
                               0036-006733024          26-Apr-02    $    65.33     $     65.33     #006733024
                               0031-006733024          26-Nov-01    $    60.33     $     60.33     ACCT#006733024
                               0024-006733024C         23-Apr-01    $  (659.33)    $   (659.33)    OVERPAID CK#4002327
                                                                                                   ACCT#006733024
                               0030-006733024A         26-Oct-01    $    60.33     $     60.33     ACCT#006733024
                               0032-006733024          26-Dec-01    $    60.33     $     60.33     #006733024
                               Total for Supplier :                 $  (413.01)    $   (299.26)

DIVERSEY LEVER, INC            30706                   18-Dec-01    $    (8.97)    $     (8.97)    FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE            123101                  31-Dec-01    $ 2,915.08     $  2,915.08     PROPERTY ADDRESS BL000400

ENTERGY                        0415-051402             14-May-02    $       --     $ 12,699.89     #4189216

FEDERAL EXPRESS                4-137-35673CR           22-Mar-02    $    (9.14)    $     (9.14)    INV# 4-137-35673
                               4-136-98564             15-Mar-02         46.82           46.82     WESTON
                               4-240-32286             22-May-02    $    89.98     $     89.98     CHICAGO
                               4-185-92087CR           10-May-02    $   (26.72)    $    (26.72)    INV# 4-185-92087
                                                                    $   100.94     $    100.94

FIDELIO CRUISE, INC            2002082                  3-May-02    $       --     $ 12,205.50

HARDIN COUNTY TRUSTEE          123101                  31-Dec-01    $ 2,254.32     $  2,254.32     HARDIN COUNTY PROPERTY TAX

ACCOUNTS PAYABLE TRIAL BALANCE                        AMCV CRUISE OPERATIONS, INC.                     CASE #01-10967 (JCA)
AS OF MAY 31, 2002                                    ACCOUNTS PAYABLE DETAIL
                                                      AS OF MAY 31, 2002
LIABILITY ACCOUNT: 16-000-220102-00000                ATTACHMENT #8


SUPPLIER NAME                   INVOICE NUMBER        INVOICE DATE    AMOUNT     REMAINING AMOUNT      INVOICE DESCRIPTION
-------------                   --------------        ------------    ------     ----------------      -------------------

HENRY COUNTY TRUSTEE           123101                  31-Dec-01    $   323.79     $    323.79     PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE         123101                  31-Dec-01    $   303.80     $    303.80     HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE       123101                  31-Dec-01    $ 1,014.31     $  1,014.31     PROPERTY ADDRESS BL000400

ICS LOGISTICS                  0245847B                12-Oct-01    $ 1,056.00     $  1,056.00

INFOWORKS, INC                 3230                    10-May-02    $   341.35     $    341.35

IOS CAPITAL                    52948867               28-Sep-01     $ 1,322.52     $  1,322.52     10/25-11/24/01
                               52848199               17-Sep-01     $   152.50     $    152.50     10/12-11/11/01
                               Total for Supplier :                 $ 1,475.02     $  1,475.02

ISLAND OASIS FROZEN
  COCKTAIL CO., INC            111501                  15-Nov-01    $ 1,137.25     $  1,137.25

KELLEYS HOME HEALTH            111001SMIT              10-Nov-01    $   214.00     $    214.00     UNINSURED MED EXP W SMITH
                                                                                                   11/10/01
                               121001SMIT              10-Dec-01    $   117.50     $    117.50     UNINSURED MED EXP W SMITH
                                                                                                   12/10/01
                               Total for Supplier :                 $   331.50     $    331.50

LAKE COUNTY TRUSTEE            123101                  31-Dec-01    $ 5,781.44     $  5,781.44     PROPERTY ADDRESS BL000400

LAURA MAX RACINE, TIPTON
  COUNTY TRUSTEE               123101                  31-Dec-01    $ 2,110.19     $  2,110.19     TIPTON COUNTY PERSONAL
                                                                                                   PROPERTY TAX

MARION COUNTY TRUSTEE          123101                  31-Dec-01    $ 1,594.57     $  1,594.57     MARION COUNTY PROPERTY TAX

MARTINEZ, CHRISTOPHER          0511-2402               11-May-02    $       --     $    168.00     MAINT/ 05/11-24/02

MCC SERVICES                   620034                  20-May-02    $       --     $    656.00     MAY '02 MAINTENANCE

MCI WORLDCOM CONFERENCING      120101                   1-Dec-01    $   (46.07)    $    (46.07)    01-00005980958-00691

METROPOLITAN ELECTRONICS INC   S1960                    1-May-02    $       --     $    105.00     ALARM MONITORING MAY-JULY

MONTGOMERY COUNTY TRUSTEE      123101                  31-Dec-01    $ 2,694.83     $  2,694.83     PROPERTY ADDRESS BL000400

NANCE, PATRICIA                53102                   31-May-02    $    34.27     $     34.27     T&E 4/1-5/31/02

NATCHEZ WATER WORKS            40902                    9-Apr-02    $   (18.36)    $    (18.36)    #13418

NEW ORLEANS PRIVATE PATROL
  SERVICE, INC                 0039231-IN              10-May-02    $       --     $  1,786.10     SECURITY 5/1-10/02

NYS LLC/LLP FEE                123101B                 31-Dec-01    $   325.00     $    325.00     DELTA QUEEN COASTAL
                                                                                                   VOYAGES, L.L.C.
                               123101A                 31-Dec-01    $   325.00     $    325.00     CAPE MAY LIGHT, L. L. C.
                               Total for Supplier :                 $   650.00     $    650.00

PAUL MEADOW, TRUSTEE           123101                  31-Dec-01    $ 4,646.31     $  4,646.31     LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                   123101                  31-Dec-01    $   544.04     $    544.04     PROPERTY ADDRESS BL000400

SOMERSET REFINERY, INC         12718B                  25-Oct-01    $ 3,771.46     $      0.01     PO#11923

SOUTHWESTERN BELL              0227 122401             24-Dec-01    $   (14.66)    $    (14.66)    314-436-0227-138-8
                               8922 120401              4-Dec-01    $    (7.62)    $     (7.62)    573 221-8922 555-7
                               Total for Supplier :                 $   (22.28)    $    (22.28)

SPEED WHEELS EXPRESS           51502                   15-May-02    $       --     $    110.00     MAIL RUN 5/1-15/02

STANDARD COURIER               29838                   25-May-02    $     9.00     $      9.00

STATE OF NEW JERSEY            123101                  31-Dec-01    $   340.00     $    340.00     DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT      123101                  31-Dec-01    $   340.00     $    340.00     DQSB II, INC

ACCOUNTS PAYABLE TRIAL BALANCE                        AMCV CRUISE OPERATIONS, INC.                     CASE #01-10967 (JCA)
AS OF MAY 31, 2002                                    ACCOUNTS PAYABLE DETAIL
                                                      AS OF MAY 31, 2002
LIABILITY ACCOUNT: 16-000-220102-00000                ATTACHMENT #8

SUPPLIER NAME                   INVOICE NUMBER        INVOICE DATE    AMOUNT     REMAINING AMOUNT      INVOICE DESCRIPTION
-------------                   --------------        ------------    ------     ----------------      -------------------

STEWART COUNTY TRUSTEE         123101                  31-Dec-01    $ 2,569.98     $  2,569.98     PROPERTY ADDRESS BL000400

TAX COLLECTOR                  123101                  31-Dec-01    $   240.81     $    240.81     PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT
  OF REVENUE                   123101                  31-Dec-01    $ 7,000.00     $  7,000.00     DELTA QUEEN STEAMBOAT COMPANY

TREASURER, CITY OF MEMPHIS     123101                  31-Dec-01    $ 2,626.70     $  2,626.70     ACCOUNT NUMBER TBL000400

WAYNE COUNTY TRUSTEE           123101                  31-Dec-01    $   205.03     $    205.03     PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE
  TAX DEPARTMENT               123101                  31-Dec-01    $ 2,010.00     $  2,010.00     AMERICAN CLASSIC VOYAGES, INC.

WITHERS/SUDDATH RELOCATION
  SYSTEMS, INC                 145196                  30-Oct-01    $ 1,040.00     $     10.00     60 DOLLIE LOADS

TOTAL FOR LIABILITY ACCOUNT:                                        $81,401.54     $104,444.33

TOTAL FOR REPORT:                                                   $81,401.54     $104,444.33

CREDIT AMERICAN AIRLINES                                                           $   (360.34)

TOTAL A/P LIABILITY                                                                $104,083.99

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor completed a sale of its fixed assets on May 31, 2002. In connection therewith, the Debtor recorded a loss on disposition of $8.1 million. This amount, which is included in reorganization expenses, is an estimate that will be adjusted when the Debtor receives a final allocation of the purchase price from the Purchaser. The asset purchase agreement allows the Purchaser sixty days to provide an allocation between the purchased assets.